Exhibit 10.6

TERMINATION AGREEMENT

THIS TERMINATION AGREEMENT is dated as of August 3, 2011

AMONG:

GOLDEN PHOENIX MINERALS, INC., a Nevada corporation, with an address of 1675 E. Prater Way, Suite 102, Sparks, Nevada 89434 (“GPXM”)

MINERAL RIDGE GOLD, LLC, a Nevada limited liability company, with an address of 1515 7th Street, Elko, Nevada 89801 (“MRG”)

SCORPIO GOLD CORPORATION, a British Columbia corporation, with an address of 995 Germain Street, Val-d’Or, Quebec, Canada J9P 7H7 (“Scorpio”)

SCORPIO GOLD (US) CORPORATION, a Nevada corporation, with an address of 1515 7th Street, Elko, Nevada 89801 (“Scorpio US)

AND:

WATERTON GLOBAL VALUE, L.P., a British Virgin Islands limited partnership, with an address of c/o Waterton Global Resource Management, Inc., 199 Bay Street, Toronto, Ontario, Canada M5L 1E2 (“Waterton”)

WHEREAS:

A.                      GPXM, MRG, Scorpio and Waterton are parties to that certain Right of First Refusal Agreement dated October 20, 2010 (as amended, modified, supplemented or restated, the “ROFR”);

B.                      In connection with the ROFR, MRG granted to GPXM that certain Quitclaim Royalty Deed dated October 20, 2010 with respect to the real property of MRG located in Esmeralda County, Nevada, as the same was recorded in the Official Records of Esmeralda County, Nevada on October 20, 2010 at Document No. 0180651, Book 298, Page 0036, as amended by the Correction Quitclaim Deed dated October 20, 2010, which conveyed a twenty percent (20%) Net Profits Royalty on the terms and conditions set forth therein (as amended, modified, supplemented or restated, the “Royalty Deed”); and

C.                      The parties hereto now wish to cancel, rescind, terminate and release the ROFR and the Royalty Deed.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	TERMINATION

The parties hereto acknowledge and agree that the ROFR and the Royalty Deed (and the royalty granted thereby) are hereby cancelled, rescinded, released and terminated and shall be of no further force or effect, effective as of the date hereof.

2.	RECONVEYANCE OF ROYALTY AND ROYALTY DEED

Concurrently with this Agreement, GPXM shall execute and deliver a Quitclaim Royalty Deed in favour of MRG, substantially in the form of the Royalty Deed, in order to remise, release, quitclaim and reconvey to MRG all right, title and interest of GPXM in and to the royalty and property subject to the Royalty Deed, which shall be filed with the Official Records of Esmeralda County, Nevada.

3.	FURTHER ASSURANCES

The parties hereto agree to execute and deliver any further deeds, reconveyances, documents, certificates and instruments and perform any further acts reasonably requested by any of the parties to this Agreement which are necessary or appropriate to carry out the intent of this Agreement and the transactions contemplated hereby.

4.	BENEFIT AND BINDING EFFECT

This Agreement will benefit and bind the parties and their successors and assigns and all persons claiming through them as if they had been a party to this Agreement.

5.	GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada.  The parties hereto hereby irrevocably and unconditionally submit and attorn to the jurisdiction of the courts of the State of Nevada, for any legal proceedings, suits, or actions arising out of or relating to this Agreement and the transactions contemplated hereby.

6.                            COUNTERPARTS

This Agreement may be executed in any number of counterparts, each such counterpart will be deemed to be an original and all such counterparts together will form one agreement, effective as of the reference date first set out above.  This Agreement may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission (including e-mail), and a signature by facsimile, portable document format (.pdf) or other electronic transmission (including e-mail) shall be as effective and binding as an original signature.

[remainder of this page intentionally blank]

IN WITNESS WHEREOF the parties hereto have duly and validly executed and delivered this Agreement as of the day and year written above.

GOLDEN PHOENIX MINERALS, INC.

By:________________________
Name:
Title:

MINERAL RIDGE GOLD, LLC

By:________________________
Name:
Title:

SCORPIO GOLD CORPORATION

By: ________________________
Name:
Title:

SCORPIO GOLD (US) CORPORATION

By: ________________________
Name:
Title:

WATERTON GLOBAL VALUE, L.P.,
by the General Partner of its General Partner,
CORTLEIGH LIMITED

By:  ________________________
Authorized Signatory